Exhibit 99.1

Streamline Health® Reports First Quarter 2020 Financial Results

First quarter 2020 revenue $2.8 million; loss from continuing operations ($1.0 million); adjusted EBITDA ($0.6 million)

Atlanta, GA, June 10, 2020 (GLOBE NEWSWIRE) -- Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises, today announced financial results for the first quarter of 2020, which ended April 30, 2020.

Total revenues for the first quarter of 2020 were $2.8 million, compared to $3.2 million in the prior year period. First quarter 2020 revenue was negatively impacted by the COVID-19 pandemic, which resulted in delayed customer purchase decisions that adversely impacted professional services and perpetual license revenue. Recurring revenue comprised 75% of first quarter 2020 revenue compared to 66% of first quarter 2019 revenue.

Loss from continuing operations during the first quarter of 2020 was ($1.0 million) compared to ($0.6 million) during the first quarter of 2019. Net income for the first quarter of 2020 was $3.7 million, compared to $0.3 million during the first quarter of 2019. First quarter 2020 net income included a $4.7 million gain, net of tax, from the sale of the ECM business and discontinued operations. The sale and discontinued operations relate to the Company’s legacy ECM business that closed and funded on February 24, 2020. This is compared to a $1.0 million income, net of tax, from discontinued operations during the first quarter of 2019.

Adjusted EBITDA for the first quarter of 2020 was a loss of ($638,000), compared to adjusted EBITDA loss of ($262,000) in the first quarter of 2019.

“All of us at Streamline Health are keenly aware of the incredibly difficult and dangerous situation our healthcare provider customers have been facing and continue to face. We remain thankful for their selfless service to our communities,” stated Tee Green, President and Chief Executive Officer, Streamline Health.

“At the beginning of the first quarter, we completed the sale of our legacy ECM business which was one of the last steps in creating the new Streamline Health we have envisioned and communicated in various forms. In addition, we signed a new eValuator contract with a large academic healthcare institution in the Midwest. Then, the novel coronavirus slowed our momentum from mid-March through the end of the quarter which affected our financial performance. But the environment is improving, and we are seeing our selling activities pick up as we enter our second quarter. We are finding that in today’s unique environment, hospital administrators are highly motivated to find solutions that can help them capture more compliant revenue. In May, we closed a three-year eValuator contract with another academic facility in the northeast.

“I am excited about our Company’s focus on the middle of the revenue cycle and confident that eValuator’s automated, cloud-based pre-bill auditing technology will lead a paradigm shift to help healthcare providers achieve improved revenue integrity.”

Highlights from the first quarter ended April 30, 2020 included

●	Revenue for the first quarter of 2020 was $2.8 million;
●	Loss from continuing operations for the first quarter of 2020 was ($1.0 million);
●	Adjusted EBITDA for the first quarter of 2020 was ($0.6 million);
●	Bookings for the first quarter of 2020 were $1.3 million.

Conference Call

The Company will conduct a conference call to review the results on Thursday, June 11, 2020 at 9:00 AM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 877-269-7756.

A replay of the conference call will be available from Thursday, June 11, 2020 at 12:00 PM ET to Thursday, June 18, 2020 at 12:00 PM ET by dialing 877-660-6853 or 201-612-7415 with conference ID 13704294. An online replay of the presentation will also be available for six months following the presentation in the Investor Relations section of the Streamline Health website, www.streamlinehealth.net.

Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge - actionable insights that support revenue cycle optimization for healthcare enterprises. We deliver integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare - for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s growth prospects, estimates of backlog, industry trends and market growth, results of investments in sales and marketing, adjusted EBITDA, success of future products and related expectations and assumptions. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, the effects of cost-containment measures implemented by the Company, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contact

Randy Salisbury

SVP, Chief Sales & Marketing Officer

(404) 229-4242

Randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	April 30,
	2020	2019
Revenues:
Systems sales	$—	$221,000
Professional services	181,000	455,000
Audit Services	544,000	395,000
Maintenance and support	1,258,000	1,452,000
Software as a service	861,000	641,000
Total revenues	2,844,000	3,164,000

Operating expenses:
Cost of systems sales	77,000	64,000
Cost of professional services	265,000	426,000
Cost of audit services	360,000	303,000
Cost of maintenance and support	186,000	127,000
Cost of software as a service	382,000	107,000
Selling, general and administrative	2,291,000	2,421,000
Research and development	684,000	589,000
Loss on exit of membership agreement	105,000	—
Total operating expenses	4,350,000	4,037,000
Operating loss	(1,506,000)	(873,000)
Other expense:
Interest expense	(14,000)	(78,000)
Miscellaneous expense	(18,000)	(16,000)
Loss before income taxes	(1,538,000)	(967,000)
Income tax benefit	561,000	325,000
Net Loss from continuing operations	$(977,000)	$(642,000)
Income from discontinued operations:
Gain on sale of discontinued operations	6,009,000	—
Income from discontinued operations	137,000	1,282,000
Income tax expense	(1,496,000)	(327,000)
Income from discontinued operations	4,650,000	955,000
Net income	$3,673,000	$313,000

Basic Earnings per Share:
Continuing operations	$(0.03)	$(0.03)
Discontinued operations	0.16	0.04
Net income	$0.13	$0.01
Weighted average number of common shares - basic	29,767,814	19,793,361

Diluted Earnings per Share:
Continuing operations	$(0.03)	$(0.03)
Discontinued operations	0.15	0.04
Net income	$0.12	$0.01
Weighted average number of common shares – diluted	30,037,716	22,825,037

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED AND CONDENSED BALANCE SHEETS

(Unaudited)

	April 30,	January 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$6,560,000	$1,649,000
Accounts receivable, net	688,000	2,016,000
Contract receivables	867,000	803,000
Prepaid hardware and other current assets	525,000	501,000
Current Assets from discontinued operations	168,000	1,585,000
Total current assets	8,808,000	6,554,000

Non-current assets:
Property and equipment, net	84,000	98,000
Right of use asset on operating lease	513,000	-
Capitalized software development costs, net	5,972,000	5,782,000
Intangible assets, net	992,000	1,115,000
Goodwill	10,712,000	10,712,000
Other non-current assets	1,377,000	611,000
Long-term assets from discontinued operations	48,000	6,826,000
Total non-current assets	19,698,000	25,144,000
	$28,506,000	$31,698,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$289,000	$756,000
Accrued expenses	848,000	1,395,000
Current portion of term loan	686,000	3,872,000
Deferred revenues	2,262,000	3,593,000
Royalty liability	986,000	969,000
Other	1,112,000	-
Current liabilities from discontinued operations	398,000	5,053,000
Total current liabilities	6,581,000	15,638,000

Non-current liabilities:
Term loan, net of current portion	1,615,000	-
Deferred revenues, less current portion	39,000	55,000
Other liabilities	352,000	-
Total non-current liabilities	2,006,000	55,000
Total liabilities	8,587,000	15,693,000

Stockholders’ equity	19,919,000	16,005,000
	$28,506,000	$31,698,000

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended
	April 30,
	2020	2019
Cash flows from continuing operating activities:
Net Income	$3,673,000	$313,000
Income from continuing operations	4,650,000	955,000
Loss from continuing operations	$(977,000)	$(642,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	14,000	8,000
Amortization of capitalized software development costs	289,000	126,000
Amortization of intangible assets	123,000	143,000
Amortization of other deferred costs	75,000	66,000
Valuation adjustments	17,000	15,000
Loss on exit of membership agreement	105,000	-
Share-based compensation expense	263,000	269,000
Benefit for accounts receivable allowance	(15,000)	(277,000)
Benefit for income taxes	(561,000)	(325,000)
Changes in assets and liabilities	(1,236,000)	(867,000)
Net cash used in operating activities	(1,903,000)	(1,484,000)
Net cash from operating activities - discontinued operations	(2,270,000)	2,277,000

Cash flows used in investing activities:
Purchases of property and equipment	-	(38,000)
Capitalization of software development costs	(479,000)	(790,000)
Proceeds from sale of ECM assets	11,284,000	-
Net cash provided by (used in) investing activities	10,805,000	(828,000)
Net cash used in investing activities - discontinued operations	-	(180,000)

Cash flows from financing activities:
Proceeds from term loan	2,301,000	-
Principal payments on term loan	(4,000,000)	(149,000)
Other	(22,000)	(3,000)
Net cash used in financing activities	(1,721,000)	(152,000)
Net decrease in cash and cash equivalents	4,911,000	(367,000)
Cash and cash equivalents at beginning of year	1,649,000	2,376,000
Cash and cash equivalents at end of year	$6,560,000	$2,009,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

Three Months Ended April 30, 2020
Systems Sales	$93,000
Professional Services	170,000
Audit Services	17,000
Maintenance and Support	93,000
Software as a Service	912,000
Q1 2020 Bookings	$1,285,000
Q1 2019 Bookings (1)	$1,255,000

(1) April 30, 2019 excludes bookings from the ECM business of approximately $100,000

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for Adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Streamline Health’s management in its operating and financial decision-making uses non-GAAP financial measures because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “Adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net loss to non-GAAP Adjusted EBITDA (in thousands):

(Unaudited)

	Three Months Ended April 30,
	2020	2019
Adjusted EBITDA Reconciliation
Net loss	$(977)	$(642)
Interest expense	14	78
Income tax benefit	(561)	(325)
Depreciation	14	8
Amortization of capitalized software development costs	289	126
Amortization of intangible assets	123	143
Amortization of other costs	75	66
EBITDA	(1,023)	(546)
Share-based compensation expense	263	269
Non-cash valuation adjustments	17	15
Loss on exit of operating lease	105	-
Adjusted EBITDA	$(638)	$(262)
Adjusted EBITDA per diluted share:
Net loss per common share – diluted	$(0.03)	$(0.03)
Adjusted EBITDA per adjusted diluted share (1)	$(0.02)	$(0.01)

Diluted weighted average shares (2)	29,767,814	22,825,037
Includable incremental shares — Adjusted EBITDA (3)	-	-
Adjusted diluted shares	29,767,814	22,825,037

(1) Adjusted EBITDA per adjusted diluted share for our common stock is computed using the more dilutive of the two-class method or the if-converted method.

(2) Diluted EPS for our common stock was computed using the if-converted method, which yields the same result as the two-class method.

(3) The number of incremental shares that would be dilutive under an assumption that the Company is profitable during the reported period, which is only applicable for a period in which the Company reports a GAAP net loss. If a GAAP profit is earned in the reported periods, no additional incremental shares are assumed.